QUESTAR CORPORATION 180 East 100 South Salt Lake City, Utah 84145-0433	SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING, MAY 20, 2003

PROXY The undersigned stockholder of QUESTAR CORPORATION does hereby constitute and appoint R. D. CASH and ROBERT E. KADLEC, or either of them, the true and lawful attorney-in-fact and proxy with all the powers that the undersigned would possess, if personally present, to vote the stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Marriott Oklahoma City Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, on Tuesday, May 20, 2003, at 10:00 a.m., local time, and at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement, dated April 7, 2003, receipt of which is hereby acknowledged, and upon any other business that may come before the meeting or any adjournments or postponements.

Dated _________________________, 2003
(Signature) ________________________________
(Signature) ________________________________
(Please turn over)

Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian, etc., give full title. If stock is held by a corporation, please sign full corporate name by duly authorized officer.

This proxy, when properly executed will be voted in the manner directed by the stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.
The Board recommends a vote FOR the election of directors.
To elect four directors of the Company.
Nominees: W. Whitley Hawkins, Robert E. Kadlec, Keith O. Rattie, and Harris H. Simmons
[ ]	VOTE FOR all nominees listed above, except as marked to the contrary above (if any). To withhold your vote for any individual nominee, strike a line through his name in the list above.
[ ]	VOTE WITHHELD from all nominees.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournments or postponements of such meeting.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
Please mark if your address has changed and correct your address on the reverse side.	[ ]